Supplement dated November 7, 2025
to the following initial summary prospectus(es):
Soloist, BOA IV, Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide O Series, Nationwide Destination Freedom+ Variable Annuity, JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Nationwide Innovator Corporate VUL, Nationwide Protector IVUL, Nationwide Protector IVUL - Series H, Nationwide Accumulator IVUL, Nationwide Accumulator IVUL - Series H, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The effective date for the fund changes described in the supplement dated October 14, 2025, is now on or about December 1, 2025.
ISP-1024